UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04760

DWS Advisor Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS High Income Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
32 Statement of Assets and Liabilities
34 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
41 Notes to Financial Statements
53 Report of Independent Registered Public Accounting Firm
54 Tax Information
55 Investment Management Agreement Approval
60 Summary of Management Fee Evaluation by Independent Fee Consultant
64 Board Members and Officers
68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	17.48%	5.98%	6.59%	7.36%
Class B	16.61%	5.14%	5.75%	6.53%
Class C	16.60%	5.19%	5.80%	6.54%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	12.20%	4.37%	5.61%	6.86%
Class B (max 4.00% CDSC)	13.61%	4.58%	5.61%	6.53%
Class C (max 1.00% CDSC)	16.60%	5.19%	5.80%	6.54%
No Sales Charges
Class S	17.60%	6.15%	6.79%	7.60%
Institutional Class	17.78%	6.34%	6.95%	7.74%
Credit Suisse High Yield Index+	18.47%	8.28%	8.56%	8.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.10%, 1.89%, 1.83%, 0.82% and 0.72% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$6.91	$6.89	$6.93	$6.94	$6.88
10/31/09	$6.36	$6.34	$6.38	$6.39	$6.34
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.52	$.47	$.47	$.53	$.54
October Income Dividend	$.0419	$.0381	$.0378	$.0429	$.0439
SEC 30-day Yield as of 10/31/10++	5.62%	5.28%	5.20%	6.02%	6.24%
Current Annualized Distribution Rate as of 10/31/10++	7.14%	6.51%	6.42%	7.28%	7.51%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — High Current Yield Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	252	of	483	53
3-Year	275	of	417	66
5-Year	242	of	355	68
Class B 1-Year	336	of	483	70
3-Year	340	of	417	82
5-Year	315	of	355	89
Class C 1-Year	337	of	483	70
3-Year	332	of	417	80
5-Year	312	of	355	88
Class S 1-Year	238	of	483	50
3-Year	261	of	417	63
5-Year	223	of	355	63
Institutional Class 1-Year	223	of	483	47
3-Year	246	of	417	59
5-Year	195	of	355	55
10-Year	54	of	234	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,063.50	$1,058.00	$1,058.00	$1,063.80	$1,064.00
Expenses Paid per $1,000*	$5.57	$9.34	$9.18	$4.73	$3.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.81	$1,016.13	$1,016.28	$1,020.62	$1,021.58
Expenses Paid per $1,000*	$5.45	$9.15	$9.00	$4.63	$3.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	1.07%	1.80%	1.77%	.91%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

High-yield bonds delivered a compelling return during the fund's annual reporting period. The Credit Suisse High Yield Index — the fund's benchmark — returned 18.47%, strongly outperforming the 8.01% return of the broader bond market, as gauged by the Barclays Capital US Aggregate Bond Index.1,2 The Credit Suisse High Yield Index has also outpaced the Barclays Capital US Aggregate Bond Index during the 3-, 5- and 10-year periods ended October 31, 2010.

The outperformance of high-yield bonds resulted from both a favorable environment for the broader financial markets and from several positive developments specific to the asset class.

Looking first at the overall market backdrop, the key factor for the high-yield sector was the extremely low rates available in government bonds and short-term fixed-income investments. Investors were compelled to look for opportunities in higher-risk segments of the market, such as high-yield bonds, in order to generate yield in their portfolios. While short-lived bouts of increased risk aversion weighed on the high-yield market at various times throughout the year, in general the accommodative policy of the US Federal Reserve Board (the Fed) gave investors the "green light" to take on more risk in their search for yield.

In terms of factors specific to high yield, the most notable development was a plunge in the Moody's trailing 12-month US speculative bond par default rate to 1.07% from 20.07% one year ago.3 One reason for this significant improvement was that rising investor optimism facilitated a record level of new issuance in the first 10 months of 2010, during which approximately $245 billion in new issues came to the market. About 68% of this was refinancing activity by companies that sought to extend maturities. One result of this heavy refinancing activity was an improved ability of high-yield companies to meet debt service requirements — a trend that contributed to the declining default rate.

These developments were reflected in a continued decline in the yield spread of high-yield bonds relative to Treasuries. While at the beginning of the annual period this gap was 731 basis points (7.31 percentage points), it stood at 613 basis points on October 31, 2010 — indicating outperformance for high yield.4 This strong performance was even more noteworthy given that yields on US Treasury bonds declined substantially across all maturities.

In this environment, the Class A shares of the fund produced a strong return of 17.48%, but underperformed the 18.47% return of the benchmark. The primary reason for this underperformance was that our portfolio had a lower risk profile than the high-yield market as a whole, reflecting the abundance of attractive relative values among higher-rated securities. This positioning led to a shortfall in our relative performance at a time in which lower-rated, higher-risk securities produced market-beating returns. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Fund Performance

The largest contributor to our performance in the past year was our position in bonds issued by Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage of an upgrade to its credit quality rating.5

Our security selection in the chemicals sector proved helpful to performance. Key contributors were our positions in Hexion Specialty Chemicals,* Ashland, Inc.* and Huntsman International LLC.

The refinancing activity that helped the performance of the broader high-yield market also proved to be a positive for the fund. We were overweight in the secured bond of Viskase Companies, Inc., which demonstrated improving credit fundamentals and refinanced this secured bond at a premium early in the year.6 We see this as a prime example of how companies with improved cost structures were able to refinance debt and improve their liquidity. We also held an overweight in the convertible notes of Advanced Micro Devices Inc.,* as we anticipated a strong semiconductor cycle. The company tendered for about two-thirds of these notes, causing them to rise in price.

Our relative performance was also helped by our risk management process, which is intended to help us avoid securities that may potentially underperform. A prime example was Edison Mission Energy, a benchmark component that we underweighted due to its exposure to falling natural gas prices and its potential vulnerability to activist environmental policies. Edison's bonds indeed underperformed, so our decision to underweight this issuer was a positive for our relative performance.

Negative Contributors to Fund Performance

As stated previously, the primary factor in our underperformance was our overweight in higher-rated securities. One outcome of this positioning was our underweight or non-holdings in certain high-volatility securities that performed very well in the rising market, such as CIT Group, Inc., Realogy Corp.* and Residential Capital.* In all cases, we saw a heightened level of risk stemming from these issuers' exposure to the real estate market. On the other side of the ledger, overweights in certain lower-volatility securities — such as NRG Energy, Inc. and HCA, Inc. — prevented us from keeping pace with the rising market.

Outlook and Positioning

We continue to hold an upbeat outlook for high-yield bonds. All of the market's key fundamental underpinnings remain sound, including robust liquidity, improving balance sheets, supportive Fed policy, rising merger and acquisition activity, and a low default rate. Even with these positives in place, however, we believe investors should be aware that high-yield bonds are unlikely to maintain a rate of return as strong as that of the past 18 months. Still, we believe the asset class remains well-supported by its significant yield advantage relative to other segments of the bond market.

1 Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Barclays Capital US Aggregate Bond Index is an unmanaged, unleveraged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Moody's trailing 12-month US speculative bond par default rate incorporates the last 12 months of data. It is a (par) dollar-weighting which expresses the dollar value of bond defaults as a portion of the total (par) dollar value of bonds. For instance, if we had $100 million dollar value of bond issues and $3 million of them defaulted over the past 12 months, the trailing 12-month dollar-weighted default rate would be 3%.

4 "Yield spread" refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The higher an issuers' likelihood of making its interest and principal payment, the higher the rating it typically receives.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio at October 31, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Corporate Bonds	90%	89%
Loan Participations and Assignments	6%	8%
Common Stocks, Warrants	4%	2%
Cash Equivalents	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Consumer Discretionary	20%	13%
Financials	16%	17%
Energy	13%	11%
Materials	11%	13%
Industrials	10%	17%
Telecommunication Services	10%	10%
Health Care	6%	6%
Information Technology	5%	3%
Utilities	5%	6%
Consumer Staples	4%	4%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

BBB	1%	0%
BB	15%	16%
B	54%	47%
CCC	22%	24%
CC	—	5%
D	0%	3%
Not Rated	8%	5%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/10	10/31/09

Effective Maturity	5.8 years	4.9 years
Effective Duration	3.5 years	3.2 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 89.2%
Consumer Discretionary 16.1%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		938,000	947,380
8.75%, 6/1/2019		1,220,000	1,306,925
American Achievement Corp.:
144A, 8.25%, 4/1/2012		350,000	350,000
144A, 10.875%, 4/15/2016 (b)		1,155,000	1,186,762
Ameristar Casinos, Inc., 9.25%, 6/1/2014		395,000	427,588
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		830,000	813,400
8.0%, 3/15/2014		345,000	350,175
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		790,000	827,525
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		975,000	984,750
9.625%, 3/15/2018		470,000	505,250
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		470,000	479,400
Brunswick Corp., 144A, 11.25%, 11/1/2016 (c)		480,000	570,000
Cablevision Systems Corp.:
7.75%, 4/15/2018		115,000	125,494
8.0%, 4/15/2020		115,000	127,219
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		575,000	97,750
Carrols Corp., 9.0%, 1/15/2013		355,000	358,550
CCO Holdings LLC:
144A, 7.25%, 10/30/2017		955,000	986,037
144A, 7.875%, 4/30/2018		400,000	425,000
144A, 8.125%, 4/30/2020		270,000	291,600
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,180,000	2,332,600
Claire's Stores, Inc., 9.625%, 6/1/2015 (PIK) (c)		383,934	368,577
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		165,000	178,200
Series B, 9.25%, 12/15/2017		255,000	278,588
Cooper-Standard Automotive, Inc., 144A, 8.5%, 5/1/2018		265,000	283,881
CSC Holdings LLC:
8.5%, 4/15/2014		1,330,000	1,482,950
8.5%, 6/15/2015		1,665,000	1,833,581
DineEquity, Inc., 144A, 9.5%, 10/30/2018		825,000	878,625
DISH DBS Corp.:
6.625%, 10/1/2014		123,000	130,226
7.125%, 2/1/2016		785,000	832,100
Easton-Bell Sports, Inc., 9.75%, 12/1/2016		120,000	131,400
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		735,000	2,109
Ford Motor Co., 7.45%, 7/16/2031 (c)		1,775,000	2,014,625
Gannett Co., Inc.:
8.75%, 11/15/2014		240,000	269,100
9.375%, 11/15/2017		480,000	538,800
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		370,000	423,650
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		690,000	703,800
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		665,000	731,500
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		1,050,000	910,875
11.25%, 6/1/2017		2,820,000	3,116,100
144A, 12.75%, 4/15/2018		535,000	529,650
Hertz Corp.:
144A, 7.5%, 10/15/2018		1,650,000	1,699,500
8.875%, 1/1/2014		2,160,000	2,219,400
Lear Corp.:
7.875%, 3/15/2018		415,000	451,313
8.125%, 3/15/2020		420,000	467,250
Levi Strauss & Co., 7.625%, 5/15/2020		375,000	394,688
Limited Brands, Inc., 7.0%, 5/1/2020		215,000	236,500
Mediacom Broadband LLC, 8.5%, 10/15/2015		1,160,000	1,212,200
Mediacom LLC, 9.125%, 8/15/2019 (c)		500,000	528,750
MGM Resorts International:
144A, 4.25%, 4/15/2015		95,000	90,844
144A, 9.0%, 3/15/2020		400,000	437,500
144A, 10.0%, 11/1/2016		190,000	186,200
10.375%, 5/15/2014		545,000	613,125
11.125%, 11/15/2017		740,000	851,000
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		265,000	259,369
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		280,000	295,400
Netflix, Inc., 8.5%, 11/15/2017		240,000	268,800
Norcraft Companies LP, 10.5%, 12/15/2015		1,670,000	1,782,725
Norcraft Holdings LP, 9.75%, 9/1/2012		832,000	822,640
Penn National Gaming, Inc., 8.75%, 8/15/2019		260,000	287,950
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,865,000	1,883,650
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		280,000	303,450
Regal Entertainment Group, 9.125%, 8/15/2018		255,000	271,256
Rent-A-Center, Inc., 144A, 6.625%, 11/15/2020		125,000	126,250
Sabre Holdings Corp., 8.35%, 3/15/2016		1,190,000	1,249,500
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		625,000	623,437
Seminole Indian Tribe of Florida, 144A, 7.804%, 10/1/2020		755,000	683,064
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		530,000	573,062
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		605,000	652,644
Sonic Automotive, Inc.:
5.0%, 10/1/2029		280,000	315,350
Series B, 9.0%, 3/15/2018		1,000,000	1,048,750
Standard Pacific Corp.:
8.375%, 5/15/2018		145,000	150,256
10.75%, 9/15/2016		790,000	888,750
Tenneco, Inc., 144A, 7.75%, 8/15/2018		125,000	133,438
Toys "R" Us, Inc., 7.375%, 10/15/2018		360,000	349,200
Toys "R" US-Delaware, Inc., 144A, 7.375%, 9/1/2016		355,000	369,644
Travelport LLC:
4.922%***, 9/1/2014		520,000	491,400
144A, 9.0%, 3/1/2016		700,000	710,500
9.875%, 9/1/2014		495,000	516,037
11.875%, 9/1/2016		265,000	286,200
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	905,000	1,360,345
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,755,000	1,838,362
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		250,000	262,500
UPC Holding BV, 144A, 8.0%, 11/1/2016	EUR	750,000	1,075,166
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		321,113	99,545
Videotron Ltd., 9.125%, 4/15/2018		735,000	827,794
Visant Corp., 144A, 10.0%, 10/1/2017		845,000	899,925
Wynn Las Vegas LLC, 144A, 7.75%, 8/15/2020		505,000	547,925
Young Broadcasting, Inc., 8.75%, 1/15/2014**		3,217,000	32
			60,774,328
Consumer Staples 3.6%
Alliance One International, Inc., 10.0%, 7/15/2016		270,000	297,000
B&G Foods, Inc., 7.625%, 1/15/2018		285,000	303,525
Central Garden & Pet Co., 8.25%, 3/1/2018		385,000	404,250
Cott Beverages, Inc., 8.375%, 11/15/2017		240,000	260,400
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		360,000	382,500
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		905,000	866,537
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		390,000	386,588
Michael Foods, Inc., 144A, 9.75%, 7/15/2018		950,000	1,035,500
NBTY, Inc., 144A, 9.0%, 10/1/2018		255,000	270,938
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,684,000	2,549,800
Rite Aid Corp.:
7.5%, 3/1/2017		355,000	342,131
144A, 8.0%, 8/15/2020		1,045,000	1,076,350
Simmons Foods Inc., 144A, 10.5%, 11/1/2017		415,000	415,000
Smithfield Foods, Inc.:
7.75%, 7/1/2017		2,370,000	2,426,287
144A, 10.0%, 7/15/2014		905,000	1,043,012
SUPERVALU, Inc., 8.0%, 5/1/2016		350,000	355,688
Tops Markets LLC, 144A, 10.125%, 10/15/2015		610,000	659,563
TreeHouse Foods, Inc., 7.75%, 3/1/2018		255,000	279,544
			13,354,613
Energy 12.2%
Arch Coal, Inc., 7.25%, 10/1/2020		200,000	219,000
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		1,395,000	1,569,375
12.125%, 8/1/2017		555,000	649,350
Belden & Blake Corp., 8.75%, 7/15/2012		3,114,000	2,989,440
Berry Petroleum Co.:
6.75%, 11/1/2020		210,000	216,825
10.25%, 6/1/2014		670,000	773,012
Bill Barrett Corp., 9.875%, 7/15/2016		500,000	550,000
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		550,000	555,500
Brigham Exploration Co., 144A, 8.75%, 10/1/2018		255,000	275,400
Bristow Group, Inc., 7.5%, 9/15/2017		785,000	814,437
Chaparral Energy, Inc., 8.5%, 12/1/2015		2,360,000	2,354,100
Chesapeake Energy Corp.:
6.625%, 8/15/2020		660,000	698,775
6.875%, 8/15/2018		330,000	348,975
6.875%, 11/15/2020		835,000	889,275
7.25%, 12/15/2018		740,000	808,450
9.5%, 2/15/2015		70,000	81,200
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		1,050,000	1,218,000
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		240,000	261,000
8.5%, 12/15/2019		245,000	269,500
Coffeyville Resources LLC, 144A, 9.0%, 4/1/2015		730,000	782,925
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		1,175,000	1,286,625
144A, 8.25%, 4/1/2020		630,000	702,450
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		320,000	345,600
8.25%, 10/1/2019		180,000	200,250
Crosstex Energy LP, 8.875%, 2/15/2018		595,000	642,600
Dynegy Holdings, Inc., 7.75%, 6/1/2019 (c)		1,048,000	715,260
El Paso Corp.:
7.25%, 6/1/2018		790,000	876,544
8.25%, 2/15/2016		475,000	539,719
Energy Transfer Equity LP, 7.5%, 10/15/2020		390,000	425,100
Frontier Oil Corp., 8.5%, 9/15/2016		435,000	457,838
Global Geophysical Services, Inc., 10.5%, 5/1/2017		1,340,000	1,353,400
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		255,000	267,750
Holly Corp., 9.875%, 6/15/2017		905,000	990,975
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		590,000	625,400
Inergy LP, 144A, 7.0%, 10/1/2018		635,000	663,575
Linn Energy LLC:
144A, 7.75%, 2/1/2021		640,000	660,800
144A, 8.625%, 4/15/2020		550,000	594,000
11.75%, 5/15/2017		1,050,000	1,218,000
Murray Energy Corp., 144A, 10.25%, 10/15/2015		455,000	484,575
Newfield Exploration Co., 7.125%, 5/15/2018		2,155,000	2,305,850
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		570,000	622,725
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		495,000	524,700
OPTI Canada, Inc.:
7.875%, 12/15/2014		2,050,000	1,537,500
8.25%, 12/15/2014		720,000	545,400
144A, 9.0%, 12/15/2012		230,000	234,600
Petrohawk Energy Corp.:
144A, 7.25%, 8/15/2018		505,000	523,938
7.875%, 6/1/2015		350,000	371,000
10.5%, 8/1/2014		395,000	451,288
Plains Exploration & Production Co.:
7.0%, 3/15/2017		590,000	610,650
7.625%, 6/1/2018		1,180,000	1,259,650
8.625%, 10/15/2019		470,000	521,700
Quicksilver Resources, Inc., 11.75%, 1/1/2016		915,000	1,056,825
Range Resources Corp., 6.75%, 8/1/2020		190,000	203,775
Regency Energy Partners LP:
6.875%, 12/1/2018		380,000	398,050
9.375%, 6/1/2016 (c)		1,215,000	1,360,800
Sabine Pass LNG LP:
7.25%, 11/30/2013		1,595,000	1,535,187
7.5%, 11/30/2016		280,000	258,650
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		255,000	260,738
Southwestern Energy Co., 7.5%, 2/1/2018		480,000	552,000
Stone Energy Corp.:
6.75%, 12/15/2014		1,125,000	1,060,312
8.625%, 2/1/2017		180,000	180,900
Whiting Petroleum Corp., 6.5%, 10/1/2018		240,000	257,400
			46,008,638
Financials 15.0%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		1,415,000	1,393,775
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		1,475,000	1,357,000
Ally Financial, Inc.:
144A, 7.5%, 9/15/2020		1,265,000	1,366,200
144A, 8.0%, 3/15/2020		1,730,000	1,911,650
8.0%, 11/1/2031		770,000	841,225
144A, 8.3%, 2/12/2015		385,000	419,650
Antero Resources Finance Corp., 9.375%, 12/1/2017		125,000	132,813
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		395,000	418,700
144A, 7.375%, 10/15/2017	EUR	250,000	353,169
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		917,800	550,680
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		1,100,000	1,100,000
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (c)		1,385,000	1,492,337
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		345,000	89,700
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		920,000	995,900
Case New Holland, Inc., 7.75%, 9/1/2013		480,000	524,400
CIT Group, Inc.:
7.0%, 5/1/2013		880,000	891,000
7.0%, 5/1/2015		1,116,245	1,114,850
7.0%, 5/1/2017		2,815,000	2,800,925
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		725,000	784,812
E*TRADE Financial Corp.:
7.375%, 9/15/2013		2,545,000	2,529,094
12.5%, 11/30/2017 (PIK)		1,020,000	1,180,650
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**		3,948,127	0
Express LLC, 8.75%, 3/1/2018		490,000	521,850
FCE Bank PLC, 9.375%, 1/17/2014	EUR	1,200,000	1,891,456
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		430,000	463,325
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		640,000	715,800
8.125%, 1/15/2020		1,115,000	1,363,498
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		345,000	402,788
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		255,000	248,625
Hellas Telecommunications Finance SCA, 144A, 8.985%, 7/15/2015 (PIK)*	EUR	513,190	429
Hexion US Finance Corp.:
8.875%, 2/1/2018		2,240,000	2,405,200
144A, 9.0%, 11/15/2020 (b)		415,000	431,600
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		505,000	540,350
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		415,000	466,875
144A, 8.75%, 3/15/2017		840,000	955,500
iPayment, Inc., 9.75%, 5/15/2014		645,000	609,525
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		300,000	317,250
National Money Mart Co., 10.375%, 12/15/2016		1,320,000	1,438,800
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		275,000	277,750
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		1,620,000	1,650,375
144A, 7.75%, 10/15/2018		275,000	284,969
11.5%, 5/1/2016		255,000	293,250
Nuveen Investments, Inc., 10.5%, 11/15/2015		1,105,000	1,154,725
OMEGA Healthcare Investors, Inc., (REIT), 144A, 6.75%, 10/15/2022		220,000	227,700
Pinafore LLC, 144A, 9.0%, 10/1/2018		420,000	449,400
Pinnacle Foods Finance LLC:
144A, 8.25%, 9/1/2017		760,000	794,200
9.25%, 4/1/2015		565,000	595,369
144A, 9.25%, 4/1/2015		595,000	626,981
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		885,000	922,612
144A, 7.75%, 10/15/2016		910,000	964,600
144A, 8.5%, 5/15/2018		1,075,000	1,099,187
144A, 9.0%, 4/15/2019		1,075,000	1,116,656
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		425,000	460,063
Sabra Health Care LP, (REIT), 144A, 8.125%, 11/1/2018		250,000	258,750
SLM Corp., 8.0%, 3/25/2020		590,000	596,353
Susser Holdings LLC, 8.5%, 5/15/2016		305,000	325,206
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		640,000	731,200
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,790,000	3,938
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		1,025,559	1,022,995
Viking Acquisition, Inc., 144A, 9.25%, 11/1/2018 (b)		1,110,000	1,110,000
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		2,885,000	3,278,081
Wind Acquisition Finance SA, 144A, 11.75%, 7/15/2017		1,300,000	1,482,000
Wind Acquisition Holdings Finance SA:
144A, 12.25%, 7/15/2017 (PIK)	EUR	169,661	273,916
144A, 12.25%, 7/15/2017 (PIK)		540,000	626,400
WMG Acquisition Corp., 9.5%, 6/15/2016		615,000	662,663
			56,310,740
Health Care 5.9%
Community Health Systems, Inc., 8.875%, 7/15/2015		7,170,000	7,671,900
DaVita, Inc.:
6.375%, 11/1/2018		235,000	240,288
6.625%, 11/1/2020		235,000	241,756
Hanger Orthopedic Group, Inc., 144A, 7.125%, 11/15/2018 (b)		250,000	251,250
HCA, Inc.:
7.875%, 2/15/2020		2,160,000	2,392,200
9.25%, 11/15/2016		4,060,000	4,394,950
9.625%, 11/15/2016 (PIK)		1,283,000	1,395,262
IASIS Healthcare LLC, 8.75%, 6/15/2014		810,000	829,237
LifePoint Hospitals, Inc., 144A, 6.625%, 10/1/2020		330,000	347,325
Mylan, Inc., 144A, 7.875%, 7/15/2020		175,000	195,125
The Cooper Companies, Inc., 7.125%, 2/15/2015		1,145,000	1,187,937
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		445,000	464,469
144A, 7.0%, 10/1/2020		700,000	735,000
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		565,000	595,369
144A, 8.0%, 2/1/2018		515,000	538,819
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		765,000	795,600
			22,276,487
Industrials 9.3%
Acco Brands Corp., 10.625%, 3/15/2015		180,000	203,175
Accuride Corp., 144A, 9.5%, 8/1/2018		730,000	795,700
Actuant Corp., 6.875%, 6/15/2017		450,000	459,562
Aircastle Ltd., 9.75%, 8/1/2018		280,000	306,600
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		350,000	362,250
ARAMARK Corp., 8.5%, 2/1/2015		930,000	976,500
ArvinMeritor, Inc.:
8.125%, 9/15/2015 (c)		560,000	583,800
10.625%, 3/15/2018		630,000	715,050
BE Aerospace, Inc.:
6.875%, 10/1/2020		380,000	403,750
8.5%, 7/1/2018		1,195,000	1,338,400
Belden, Inc.:
7.0%, 3/15/2017		585,000	593,775
9.25%, 6/15/2019		545,000	602,906
Cenveo Corp.:
8.875%, 2/1/2018		1,110,000	1,115,550
144A, 10.5%, 8/15/2016		580,000	598,125
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		730,000	762,850
Clean Harbors, Inc., 7.625%, 8/15/2016		346,000	365,463
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		392,040	270,268
Corrections Corp. of America, 7.75%, 6/1/2017		245,000	266,438
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		162,000	178,200
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		885,000	904,912
Esco Corp., 144A, 4.167%***, 12/15/2013		560,000	539,000
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		360,000	375,750
Garda World Security Corp., 144A, 9.75%, 3/15/2017		670,000	713,550
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		460,000	465,750
Iron Mountain, Inc., 8.375%, 8/15/2021 (c)		140,000	156,975
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		695,000	667,200
10.625%, 10/15/2016		605,000	615,587
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,665,000	1,739,925
7.625%, 12/1/2013		1,520,000	1,577,000
8.0%, 2/1/2018		1,195,000	1,304,044
Kansas City Southern Railway Co., 8.0%, 6/1/2015		1,080,000	1,166,400
Manitowoc Co., Inc., 8.5%, 11/1/2020		555,000	579,281
Mobile Mini, Inc., 9.75%, 8/1/2014		685,000	719,250
Navios Maritime Holdings, Inc.:
144A, 8.875%, 11/1/2017		350,000	373,625
9.5%, 12/15/2014		1,130,000	1,172,375
Oshkosh Corp.:
8.25%, 3/1/2017		130,000	142,025
8.5%, 3/1/2020		255,000	282,413
Ply Gem Industries, Inc., 13.125%, 7/15/2014		980,000	1,047,375
RailAmerica, Inc., 9.25%, 7/1/2017		484,000	536,030
RBS Global & Rexnord Corp.:
8.5%, 5/1/2018		1,215,000	1,275,750
11.75%, 8/1/2016		195,000	209,625
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		240,000	260,100
Sitel LLC, 144A, 11.5%, 4/1/2018		995,000	803,462
Spirit AeroSystems, Inc., 7.5%, 10/1/2017		365,000	383,250
SPX Corp., 144A, 6.875%, 9/1/2017		230,000	250,700
Titan International, Inc., 144A, 7.875%, 10/1/2017		1,720,000	1,788,800
TransDigm, Inc., 7.75%, 7/15/2014		710,000	729,526
Triumph Group, Inc., 8.0%, 11/15/2017		120,000	123,900
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		595,000	603,925
United Rentals North America, Inc.:
9.25%, 12/15/2019		1,415,000	1,570,650
10.875%, 6/15/2016		680,000	775,200
USG Corp., 144A, 9.75%, 8/1/2014		360,000	376,200
			35,127,917
Information Technology 5.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		914,000	763,190
Amkor Technology, Inc., 144A, 7.375%, 5/1/2018		430,000	447,200
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		630,000	667,013
CDW LLC, 144A, 11.0%, 10/12/2015		790,000	803,825
Equinix, Inc., 8.125%, 3/1/2018		1,290,000	1,367,400
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		180,000	194,850
144A, 7.875%, 7/15/2020		240,000	262,200
First Data Corp.:
144A, 8.875%, 8/15/2020 (c)		885,000	930,356
9.875%, 9/24/2015		1,105,000	933,725
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		2,755,000	2,947,850
Jabil Circuit, Inc., 7.75%, 7/15/2016		235,000	270,838
JDA Software Group, Inc., 144A, 8.0%, 12/15/2014		245,000	262,150
MasTec, Inc., 7.625%, 2/1/2017		805,000	802,987
NXP BV:
3.039%***, 10/15/2013		1,385,000	1,315,750
7.875%, 10/15/2014		960,000	996,000
144A, 9.75%, 8/1/2018		350,000	381,938
STATS ChipPAC Ltd., 144A, 7.5%, 8/12/2015		510,000	559,725
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		2,920,000	3,076,950
10.625%, 5/15/2015		605,000	676,087
Unisys Corp., 144A, 12.75%, 10/15/2014		635,000	765,175
Vangent, Inc., 9.625%, 2/15/2015		455,000	414,619
			18,839,828
Materials 9.2%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		328,000	247,640
Berry Plastics Corp.:
8.25%, 11/15/2015		1,090,000	1,148,587
9.5%, 5/15/2018		670,000	656,600
Boise Paper Holdings LLC, 8.0%, 4/1/2020		305,000	329,400
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		415,000	415,000
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		360,000	382,500
CF Industries, Inc., 6.875%, 5/1/2018		270,000	307,800
Chemtura Corp., 144A, 7.875%, 9/1/2018		250,000	270,000
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		715,000	747,175
Compass Minerals International, Inc., 8.0%, 6/1/2019		670,000	720,250
CPG International I, Inc., 10.5%, 7/1/2013		1,500,000	1,537,500
Crown Americas LLC, 7.625%, 5/15/2017		250,000	272,500
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	230,000	334,519
Domtar Corp., 10.75%, 6/1/2017		605,000	758,519
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		2,535,000	2,617,387
Exopack Holding Corp., 11.25%, 2/1/2014		1,875,000	1,950,000
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		250,000	256,250
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,281,636	1,166,289
10.0%, 3/31/2015		1,260,800	1,147,328
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		665,000	714,875
Graham Packaging Co., LP, 144A, 8.25%, 10/1/2018		255,000	263,925
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		130,000	137,475
9.5%, 6/15/2017		1,315,000	1,449,787
Greif, Inc., 7.75%, 8/1/2019		190,000	207,100
Hexcel Corp., 6.75%, 2/1/2015		760,000	773,300
Huntsman International LLC:
8.625%, 3/15/2020		1,070,000	1,170,312
144A, 8.625%, 3/15/2021 (c)		255,000	279,544
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		555,000	588,300
144A, 9.25%, 5/15/2015	EUR	205,000	301,725
Koppers, Inc., 7.875%, 12/1/2019		725,000	784,813
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,865,000	1,755,431
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		570,000	624,150
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		290,000	265,350
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021 (b)		695,000	721,063
144A, 9.5%, 1/15/2021 (b)	EUR	705,000	981,219
NewMarket Corp., 7.125%, 12/15/2016		1,390,000	1,417,800
Novelis, Inc., 11.5%, 2/15/2015		595,000	690,200
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	235,000	331,194
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		125,000	138,750
Radnor Holdings Corp., 11.0%, 3/15/2010**		290,000	29
Silgan Holdings, Inc., 7.25%, 8/15/2016		675,000	719,719
Solo Cup Co., 10.5%, 11/1/2013		1,090,000	1,139,050
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		835,000	878,838
United States Steel Corp., 7.375%, 4/1/2020		850,000	887,188
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		1,575,000	1,661,625
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		1,056,476	563,894
			34,711,900
Telecommunication Services 9.2%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,270,000	1,289,050
8.375%, 10/15/2020		1,875,000	1,875,000
8.75%, 3/15/2018		695,000	672,413
Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		420,000	466,200
Cricket Communications, Inc.:
9.375%, 11/1/2014		2,275,000	2,383,062
10.0%, 7/15/2015 (c)		465,000	509,175
Crown Castle International Corp., 9.0%, 1/15/2015		1,200,000	1,341,000
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		890,000	980,112
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,940,000	2,039,425
ERC Ireland Preferred Equity Ltd., 144A, 7.899%***, 2/15/2017 (PIK)	EUR	801,229	142,856
Frontier Communications Corp.:
7.875%, 4/15/2015		115,000	128,800
8.25%, 4/15/2017		705,000	803,700
8.5%, 4/15/2020		940,000	1,085,700
8.75%, 4/15/2022		120,000	139,500
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		272,326	86,123
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,820,000	1,897,350
Intelsat Corp., 9.25%, 6/15/2016		2,760,000	2,953,200
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		1,275,000	1,303,687
11.25%, 6/15/2016		670,000	729,462
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		380,000	410,875
Intelsat Subsidiary Holding Co. SA:
8.875%, 1/15/2015		1,410,000	1,459,350
Series B, 144A, 8.875%, 1/15/2015		235,000	242,050
MetroPCS Wireless, Inc., 7.875%, 9/1/2018		255,000	273,488
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		640,000	644,800
Pacnet Ltd., 144A, 9.25%, 11/9/2015 (b)		410,000	410,000
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		600,000	637,500
8.0%, 10/1/2015		600,000	652,500
Qwest Corp., 8.375%, 5/1/2016		420,000	506,100
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		195,000	214,988
8.25%, 8/15/2019		260,000	292,500
Sprint Nextel Corp., 8.375%, 8/15/2017		1,250,000	1,378,125
Telesat Canada, 11.0%, 11/1/2015		2,515,000	2,823,087
West Corp.:
144A, 8.625%, 10/1/2018		135,000	140,063
9.5%, 10/15/2014		710,000	743,725
Windstream Corp.:
7.0%, 3/15/2019		690,000	697,762
7.875%, 11/1/2017		1,450,000	1,584,125
144A, 8.125%, 9/1/2018		605,000	651,888
8.625%, 8/1/2016		115,000	122,188
			34,710,929
Utilities 3.7%
AES Corp.:
8.0%, 10/15/2017		595,000	654,500
8.0%, 6/1/2020		855,000	959,738
Calpine Corp.:
144A, 7.5%, 2/15/2021		885,000	906,019
144A, 7.875%, 7/31/2020		1,010,000	1,057,975
Edison Mission Energy, 7.0%, 5/15/2017		1,325,000	977,188
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		535,000	583,150
NRG Energy, Inc.:
7.25%, 2/1/2014		2,290,000	2,344,387
7.375%, 2/1/2016		685,000	713,256
7.375%, 1/15/2017		3,265,000	3,403,762
144A, 8.25%, 9/1/2020		885,000	938,100
NV Energy, Inc.:
6.75%, 8/15/2017		825,000	858,781
8.625%, 3/15/2014		249,000	256,470
RRI Energy, Inc., 7.875%, 6/15/2017		265,000	245,125
			13,898,451
Total Corporate Bonds (Cost $324,790,393)			336,013,831

Loan Participations and Assignments 5.4%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		700,000	0
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015		305,694	312,190
Buffets, Inc.:
First Lien Letter of Credit, 7.539%, 4/22/2015		120,576	93,673
Term Loan B, 12.0%, 4/21/2015		651,997	610,161
Burger King Corp., Term Loan B, 6.25%, 10/19/2016		865,000	873,559
Charter Communications Operating LLC, Term Loan, 7.25%, 3/6/2014		1,704,241	1,770,706
Clarke American Corp., Term Loan B, 2.789%, 6/30/2014		229,888	207,819
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.255%, 3/26/2014		1,648,893	1,400,009
Letter of Credit, 2.289%, 3/26/2014		98,579	83,699
Term Loan, 10.5%, 3/26/2014		519,750	519,750
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		1,117,680	1,086,665
Kabel Deutschland GmbH, Term Loan, 7.983%, 11/19/2014 (PIK)	EUR	2,930,335	4,136,211
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014		1,215,000	1,140,745
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013		99,300	93,731
Term Loan B, 2.625%, 6/14/2014		1,092,477	1,031,200
Pinafore LLC, Term Loan B, 6.75%, 9/29/2016		1,120,000	1,133,866
Sabre, Inc., Term Loan B, 2.255%, 9/30/2014		544,071	518,538
Sbarro, Inc., Term Loan, 4.771%, 1/31/2014		493,000	465,885
Texas Competitive Electric Holdings Co., LLC:
Term Loan B3, 3.756%, 10/10/2014		3,186,679	2,484,462
Term Loan B2, 4.066%, 10/10/2014		608,894	475,507
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		1,665,875	1,108,323
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		823,615	747,431
Total Loan Participations and Assignments (Cost $21,579,560)			20,294,130

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $734,311)		1,279,000	1,055,175

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $43,000)	43	43,000

	Shares	Value ($)

Common Stocks 3.9%
Consumer Discretionary 1.2%
Ameristar Casinos, Inc. (c)	20,700	370,116
AutoNation, Inc.* (c)	5,800	134,676
Buffets Restaurants Holdings, Inc.*	24,283	103,203
Cablevision Systems Corp. (New York Group) "A"	22,600	604,324
Charter Communications, Inc. "A"*	9,000	291,690
Dex One Corp.*	6,228	43,658
Expedia, Inc.	27,120	785,124
Ford Motor Co.* (c)	8,000	113,040
JC Penney Co., Inc.	8,185	255,208
Lamar Advertising Co. "A"*	12,800	435,072
Macy's, Inc.	11,265	266,305
Mediacom Communications Corp. "A"*	25,000	172,500
Orbitz Worldwide, Inc.*	50,750	345,100
Phillips-Van Heusen Corp.	7,518	461,154
Sonic Automotive, Inc. "A"* (c)	8,900	97,188
SuperMedia, Inc.*	1,160	7,633
Trump Entertainment Resorts, Inc.*	72	1,313
Vertis Holdings, Inc.*	12,403	0
		4,487,304
Energy 0.7%
Atlas Energy, Inc.*	10,800	314,496
Continental Resources, Inc.*	4,000	190,120
El Paso Corp.	30,000	397,800
EXCO Resources, Inc.	23,600	349,988
Petrohawk Energy Corp.*	19,500	331,695
Range Resources Corp.	10,000	373,900
Williams Companies, Inc.	27,335	588,249
		2,546,248
Health Care 0.1%
Community Health Systems, Inc.*	10,000	300,800
Industrials 0.6%
Bucyrus International, Inc.	5,071	345,640
General Cable Corp.*	3,700	103,378
Great Lakes Dredge & Dock Co.	24,200	149,798
Hexcel Corp.*	24,555	436,342
Kansas City Southern*	26,350	1,154,657
Quad Graphics, Inc.*	873	39,032
TransDigm Group, Inc.*	3,000	198,810
		2,427,657
Materials 0.9%
Crown Holdings, Inc.*	36,000	1,158,840
Freeport-McMoRan Copper & Gold, Inc.	9,000	852,120
GEO Specialty Chemicals, Inc.*	18,710	15,902
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Huntsman Corp.	20,000	277,000
Koppers Holdings, Inc.	4,500	125,460
LyondellBasell Industries NV "B"*	23,334	627,452
Verso Paper Corp.*	45,000	164,700
		3,222,922
Telecommunication Services 0.2%
Crown Castle International Corp.*	8,880	382,905
SBA Communications Corp. "A"*	9,980	391,815
		774,720
Utilities 0.2%
AES Corp.*	21,000	250,740
Mirant Corp.*	25,755	273,261
NRG Energy, Inc.*	18,500	368,336
		892,337
Total Common Stocks (Cost $16,366,922)		14,651,988

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,593	48
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,219	0
Total Warrants (Cost $239,283)		48

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 0.26% (d) (e) (Cost $9,013,239)	9,013,239	9,013,239

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $372,766,708)+	101.2	381,071,411
Other Assets and Liabilities, Net	(0.8)	(3,062,895)
Notes Payable	(0.4)	(1,350,000)
Net Assets	100.0	376,658,516

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	708,969	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	345,000	USD	345,294	89,700
CanWest MediaWorks LP	9.25%	8/1/2015	575,000	USD	575,000	97,750
Eaton Vance Corp., CDO II	13.68%	7/15/2012	3,948,127	USD	2,037,287	0
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	735,000	USD	737,588	2,109
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	272,326	USD	259,144	86,123
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	186,538	29
Tribune Co.	LIBOR plus 3.0%	6/4/2014	1,665,875	USD	1,348,928	1,108,323
Tropicana Entertainment LLC	9.625%	12/15/2014	1,790,000	USD	1,346,099	3,938
Wolverine Tube, Inc.	15.0%	3/31/2012	1,056,476	USD	1,056,476	563,894
Young Broadcasting, Inc.	8.75%	1/15/2014	3,217,000	USD	2,798,393	32
					11,399,716	1,951,898

*** These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $373,079,300. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $7,992,111. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,207,689 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,215,578.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2010 amounted to $8,690,985, which is 2.3% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At October 31, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($)(f)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	720,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	64,295	(25,200)	89,495
6/21/2010 9/20/2013	1,320,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	117,873	(37,950)	155,823
6/21/2010 9/20/2013	280,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	25,003	(8,050)	33,053
6/21/2010 9/20/2013	720,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	64,294	8,825	55,469
6/21/2010 9/20/2015	325,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	25,890	(30,875)	56,765
6/21/2010 9/20/2015	385,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	30,669	(34,650)	65,319
6/21/2010 9/20/2015	215,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	17,127	(17,200)	34,327
6/21/2010 9/20/2015	200,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	15,933	(13,791)	29,724
6/21/2010 9/20/2015	1,020,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	81,253	(18,183)	99,436
Total unrealized appreciation							619,411

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.
Counterparties: 1 The Goldman Sachs & Co. 2 Citigroup, Inc. 3 JPMorgan Chase Securities, Inc. 4 Credit Suisse 5 Bank of America

As of October 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,686,984	EUR	1,217,160	11/24/2010	6,582	Citigroup, Inc.
EUR	9,286,100	USD	12,978,026	11/24/2010	57,272	Citigroup, Inc.
Total unrealized appreciation					63,854

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$332,019,722	$3,994,109	$336,013,831
Loan Participations and Assignments	—	20,294,130	0	20,294,130
Preferred Security	—	1,055,175	—	1,055,175
Other Investments	—	—	43,000	43,000
Common Stocks (h)	14,633,325	—	18,663	14,651,988
Warrants (h)	—	—	48	48
Short-Term Investments	9,013,239	—	—	9,013,239
Derivatives (i)	$—	$683,265	$—	$683,265
Total	$23,646,564	$354,052,292	$4,055,820	$381,754,676

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contacts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Convertible Preferred Stocks
Balance as of October 31, 2009	$2,598,041		$3,097,022	$0
Realized gain (loss)	95,875		(159,927)	(52,522)
Change in unrealized appreciation (depreciation)	163,171		422,134	52,522
Amortization premium/discount	55,045		47,809	—
Net purchases (sales)	1,269,258		(3,407,038)	0
Transfers into of Level 3	147,533	(j)	—	—
Transfers (out) of Level 3	(334,814	) (k)	—	—
Balance as of October 31, 2010	$3,994,109		$0	$—
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$(541,299)		$(7,788)	$—

	Other Investments	Common Stocks	Warrants	Total
Balance as of October 31, 2009	$—	$17,350	$29,133	$5,741,546
Realized gain (loss)	—	—	—	(116,574)
Change in unrealized appreciation (depreciation)	0	(145)	(29,085)	608,597
Amortization premium/discount	—	—	—	102,854
Net purchases (sales)	43,000	1,458	0	(2,093,322)
Transfers into of Level 3	—	—	—	147,533
Transfers (out) of Level 3	—	—	—	(334,814)
Balance as of October 31, 2010	$43,000	$18,663	$48	$4,055,820
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2010	$0	$(145)	$(29,085)	$(578,317)

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(k) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $363,753,469) — including $8,690,985 of securities loaned	$372,058,172
Investments in Daily Assets Fund Institutional (cost $9,013,239)*	9,013,239
Total investments, at value (cost $372,766,708)	381,071,411
Cash	14,829
Foreign currency, at value (cost $1,448)	1,448
Receivable for investments sold	6,058,504
Receivable for Fund shares sold	233,948
Dividends receivable	4,337
Interest receivable	7,490,348
Unrealized appreciation on open swap contracts	619,411
Unrealized appreciation on open forward foreign currency exchange contracts	63,854
Upfront payments paid on swaps	8,825
Foreign taxes recoverable	5,484
Other assets	21,701
Total assets	395,594,100
Liabilities
Line of credit loan payable	1,350,000
Payable upon return of securities loaned	9,013,239
Payable for investments purchased	2,001,935
Payable for investments purchased — when-issued securities	5,005,573
Payable for Fund shares redeemed	431,080
Upfront payments received on swaps	185,899
Distributions payable	451,485
Accrued management fee	145,279
Accrued expenses and payables	351,094
Total liabilities	18,935,584
Net assets, at value	$376,658,516

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Assets consist of
Undistributed net investment income	1,198,687
Net unrealized appreciation (depreciation) on: Investments	8,304,703
Swap contracts	619,411
Foreign currency	66,964
Accumulated net realized gain (loss)	(56,943,423)
Paid-in capital	423,412,174
Net assets, at value	$376,658,516
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($30,176,974 ÷ 4,369,706 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$6.91
Maximum offering price per share (100 ÷ 95.50 of $6.91)	$7.24
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,112,255 ÷ 306,527 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$6.89
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,631,787 ÷ 1,533,772 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$6.93
Class S Net Asset Value, offering and redemption price(a) per share ($290,163,798 ÷ 41,811,597 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$6.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($43,573,702 ÷ 6,329,051 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$6.88

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Interest	$30,979,223
Dividends	72,942
Income distributions — Central Cash Management Fund	14,619
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,492
Total income	31,099,276
Expenses: Management fee	1,745,668
Administration fee	349,133
Custodian fee	53,970
Services to shareholders	797,991
Distribution and service fees	183,241
Professional fees	144,526
Trustees' fees and expenses	13,702
Reports to shareholders	52,189
Registration fees	71,972
Interest expense	1,336
Other	53,675
Total expenses before expense reductions	3,467,403
Expense reductions	(215,444)
Total expenses after expense reductions	3,251,959
Net investment income (loss)	27,847,317
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,720,213
Swap contracts	175,723
Foreign currency	1,808,613
5,704,549
Change in net unrealized appreciation (depreciation) on: Investments	22,821,046
Swap contracts	619,411
Foreign currency	60,025
23,500,482
Net gain (loss)	29,205,031
Net increase (decrease) in net assets resulting from operations	$57,052,348

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$27,847,317	$25,057,545
Net realized gain (loss)	5,704,549	(26,746,280)
Change in net unrealized appreciation (depreciation)	23,500,482	81,402,056
Net increase (decrease) in net assets resulting from operations	57,052,348	79,713,321
Distributions to shareholders from: Net investment income: Class A	(2,240,647)	(1,969,642)
Class B	(159,495)	(203,642)
Class C	(666,359)	(536,274)
Class S	(21,379,998)	(18,211,165)
Institutional Class	(3,400,824)	(3,717,948)
Return of capital: Class A	—	(59,138)
Class B	—	(6,114)
Class C	—	(16,101)
Class S	—	(546,781)
Institutional Class	—	(111,630)
Total distributions	(27,847,323)	(25,378,435)
Fund share transactions: Proceeds from shares sold	80,156,269	69,626,718
Reinvestment of distributions	22,393,864	19,624,496
Cost of shares redeemed	(82,651,056)	(62,235,497)
Redemption fees	18,121	31,224
Net increase (decrease) in net assets from Fund share transactions	19,917,198	27,046,941
Increase from regulatory settlements (see Note I)	17,834	—
Increase (decrease) in net assets	49,140,057	81,381,827
Net assets at beginning of period	327,518,459	246,136,632
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $1,198,687 and $545,770, respectively)	$376,658,516	$327,518,459

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.36	$5.26	$7.50	$7.67	$7.58
Income (loss) from investment operations: Net investment income (loss)a	.52	.50	.56	.59	.59
Net realized and unrealized gain (loss)	.55	1.12	(2.22)	(.16)	.09
Total from investment operations	1.07	1.62	(1.66)	.43	.68
Less distributions from: Net investment income	(.52)	(.50)	(.58)	(.60)	(.59)
Return of capital	—	(.02)	—	—	—
Total distributions	(.52)	(.52)	(.58)	(.60)	(.59)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.91	$6.36	$5.26	$7.50	$7.67
Total Return (%)b,c	17.48	32.63	(23.60)	5.67	9.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	27	19	28	29
Ratio of expenses before expense reductions (%)	1.10	1.10	1.11	1.06	1.07
Ratio of expenses after expense reductions (%)	1.04	.98	.98	.85	.89
Ratio of net investment income (%)	7.87	9.02	8.14	7.72	7.76
Portfolio turnover rate (%)	71	67	35	75	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.34	$5.27	$7.51	$7.67	$7.58
Income (loss) from investment operations: Net investment income (loss)a	.47	.46	.50	.53	.53
Net realized and unrealized gain (loss)	.55	1.10	(2.22)	(.16)	.09
Total from investment operations	1.02	1.56	(1.72)	.37	.62
Less distributions from: Net investment income	(.47)	(.47)	(.52)	(.53)	(.53)
Return of capital	—	(.02)	—	—	—
Total distributions	(.47)	(.49)	(.52)	(.53)	(.53)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.89	$6.34	$5.27	$7.51	$7.67
Total Return (%)b,c	16.61	31.47	(24.19)	4.90	8.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	5	6
Ratio of expenses before expense reductions (%)	1.87	1.89	1.90	1.89	1.90
Ratio of expenses after expense reductions (%)	1.80	1.77	1.77	1.68	1.67
Ratio of net investment income (%)	7.11	8.23	7.35	6.89	6.98
Portfolio turnover rate (%)	71	67	35	75	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.38	$5.27	$7.51	$7.67	$7.58
Income (loss) from investment operations: Net investment income (loss)a	.47	.46	.51	.53	.53
Net realized and unrealized gain (loss)	.55	1.12	(2.23)	(.16)	.09
Total from investment operations	1.02	1.58	(1.72)	.37	.62
Less distributions from: Net investment income	(.47)	(.45)	(.52)	(.53)	(.53)
Return of capital	—	(.02)	—	—	—
Total distributions	(.47)	(.47)	(.52)	(.53)	(.53)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.93	$6.38	$5.27	$7.51	$7.67
Total Return (%)b,c	16.60	31.69	(24.19)	4.95	8.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	6	11	11
Ratio of expenses before expense reductions (%)	1.82	1.83	1.84	1.85	1.85
Ratio of expenses after expense reductions (%)	1.76	1.71	1.72	1.64	1.66
Ratio of net investment income (%)	7.15	8.29	7.41	6.93	6.99
Portfolio turnover rate (%)	71	67	35	75	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain operating expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.39	$5.28	$7.51	$7.67	$7.58
Income (loss) from investment operations: Net investment income (loss)a	.53	.52	.57	.61	.61
Net realized and unrealized gain (loss)	.55	1.11	(2.22)	(.16)	.09
Total from investment operations	1.08	1.63	(1.65)	.45	.70
Less distributions from: Net investment income	(.53)	(.50)	(.58)	(.61)	(.61)
Return of capital	—	(.02)	—	—	—
Total distributions	(.53)	(.52)	(.58)	(.61)	(.61)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.94	$6.39	$5.28	$7.51	$7.67
Total Return (%)b	17.60	32.79	(23.41)	5.94	9.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	246	183	310	316
Ratio of expenses before expense reductions (%)	.98	.82	.94	.91	.84
Ratio of expenses after expense reductions (%)	.92	.70	.81	.70	.64
Ratio of net investment income (%)	7.98	9.30	8.31	7.87	8.01
Portfolio turnover rate (%)	71	67	35	75	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

Institutional Class Years Ended October 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.34	$5.26	$7.50	$7.67	$7.58
Income (loss) from investment operations: Net investment income (loss)a	.54	.53	.58	.62	.62
Net realized and unrealized gain (loss)	.54	1.10	(2.22)	(.17)	.09
Total from investment operations	1.08	1.63	(1.64)	.45	.71
Less distributions from: Net investment income	(.54)	(.53)	(.60)	(.62)	(.62)
Return of capital	—	(.02)	—	—	—
Total distributions	(.54)	(.55)	(.60)	(.62)	(.62)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.88	$6.34	$5.26	$7.50	$7.67
Total Return (%)b	17.78	33.12	(23.31)	6.03	9.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	44	36	45	56
Ratio of expenses before expense reductions (%)	.74	.72	.76	.78	.77
Ratio of expenses after expense reductions (%)	.68	.60	.63	.54	.55
Ratio of net investment income (%)	8.23	9.41	8.50	8.03	8.10
Portfolio turnover rate (%)	71	67	35	75	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $56,631,000, including $3,345,000 inherited from its merger with an affiliated fund in fiscal year 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($3,345,000), October 31, 2014 ($3,659,000), October 31, 2016 ($24,621,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2010, the Fund utilized $3,621,000 and lost through expiration $47,691,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency commitments, swaps and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$2,406,561
Capital loss carryforwards	$(56,631,000)
Net unrealized appreciation (depreciation) on investments	$7,992,111

In addition, during the year ended October 31, 2010, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$27,847,323	$24,638,671
Return of capital	$—	$739,764

*For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in credit default swap contracts had a total notional amount generally indicative of a range from $0 to approximately $11,445,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in forward currency contracts had a total contract value generally indicative of a range from approximately $14,246,000 to $23,404,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$619,411	$619,411
Foreign Exchange Contracts (b)	63,854	—	63,854
	$63,854	$619,411	$683,265

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$175,723	$175,723
Foreign Exchange Contracts (b)	2,169,853	—	2,169,853
	$2,169,853	$175,723	$2,345,576

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$619,411	$619,411
Foreign Exchange Contracts (b)	60,666	—	60,666
	$60,666	$619,411	$680,077

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $258,220,868 and $242,287,758, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2009 through May 11, 2010, the Advisor had contractually agreed to waive 0.12% of its management fee.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class B	1.99%
Class S	.99%

Accordingly, for the year ended October 31, 2010, the Advisor waived a portion of its management fee aggregating $215,444, and the amount charged aggregated $1,530,224, which was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $349,133, of which $31,731 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Service Provider Fee	Total Aggregated	Unpaid at October 31, 2010
Class A	$29,412	$7,235
Class B	2,372	599
Class C	5,853	1,417
Class S	168,988	45,532
Institutional Class	4,468	1,406
	$211,093	$56,189

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$16,849	$1,268
Class C	70,343	6,699
	$87,192	$7,967

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$68,745	$13,388	.24%
Class B	5,091	640	.23%
Class C	22,213	4,118	.24%
	$96,049	$18,146

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2010 aggregated $4,898.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $4,315 and $974, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $54 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,272, of which $8,498 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2010, there was one shareholder account that held approximately 25% of the outstanding shares of the Fund.

F. Investing in High Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At October 31, 2010, the Fund had a $1,350,000 outstanding loan. Interest expense incurred on the borrowings was $1,336 for the year ended October 31, 2010. The average dollar amount of the borrowings was $1,125,000, the weighted average interest rate on these borrowings was 1.55% and the Fund had a loan outstanding for twenty-eight days throughout the year. The borrowings were valued at cost, which approximates fair value.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	973,112	$6,422,409	1,581,815	$8,709,369
Class B	29,066	189,236	101,190	556,576
Class C	470,686	3,119,396	450,710	2,552,021
Class S	9,595,249	63,408,304	9,287,763	52,077,830
Institutional Class	1,072,216	7,016,924	1,004,509	5,730,922
		$80,156,269		$69,626,718
Shares issued to shareholders in reinvestment of distributions
Class A	264,306	$1,744,749	258,678	$1,442,877
Class B	17,023	112,051	18,787	103,361
Class C	64,335	426,269	46,899	263,537
Class S	2,575,676	17,081,354	2,536,638	14,191,081
Institutional Class	460,864	3,029,441	655,139	3,623,640
		$22,393,864		$19,624,496
Shares redeemed
Class A	(1,152,875)	$(7,608,527)	(1,105,687)	$(6,057,357)
Class B	(112,064)	(733,557)	(256,413)	(1,414,048)
Class C	(293,252)	(1,925,827)	(317,488)	(1,760,904)
Class S	(8,834,401)	(58,418,418)	(8,056,165)	(44,191,986)
Institutional Class	(2,127,386)	(13,964,727)	(1,536,849)	(8,811,202)
		$(82,651,056)		$(62,235,497)
Redemption fees		$18,121		$31,224
Net increase (decrease)
Class A	84,543	$559,183	734,806	$4,099,565
Class B	(65,975)	(432,264)	(136,436)	(753,745)
Class C	241,769	1,619,985	180,121	1,054,975
Class S	3,336,524	22,088,656	3,768,236	22,102,755
Institutional Class	(594,306)	(3,918,362)	122,799	543,391
		$19,917,198		$27,046,941

I. Regulatory Settlements

On March 30, 2010, the Fund was entitled to receive $17,834 as part of a settlement with the SEC by a non-affiliated third party broker. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (the "Fund") at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 21, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2010 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2010. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$62,998	$0	$0	$0
2009	$60,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010